INVESTORS’ RIGHTS AGREEMENT

THIS INVESTORS’ RIGHTS AGREEMENT, dated as of April 17, 2007 (as amended, modified or waived from time to time in accordance herewith, this “Agreement”), is among (a) AEROCENTURY CORP., a Delaware corporation (the “Company”), (b) each of the Investors named on the signature pages hereto (the “Initial Investors”), and (c) each other Person who becomes an Investor hereunder.

WHEREAS, the Company has entered into a Securities Purchase Agreement, dated as of April 17, 2007 (as amended, modified or waived from time to time in accordance therewith, the “Securities Purchase Agreement”), with each of its Initial Investors, pursuant to which the Company has issued to each of the Initial Investors certain Senior Subordinated Notes and certain Common Stock Purchase Warrants (the “Original Warrants”); and

WHEREAS, in connection with, and as a condition precedent to the effectiveness of, the transactions contemplated by the Securities Purchase Agreement, the parties hereto wish to set forth their relative rights with regard to pre-emptive rights upon certain issuances of the Company’s securities, and registration rights with respect to the Company’s warrants and the shares of capital stock issuable upon exercise of such warrants;

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.  DEFINITIONS. Unless otherwise defined herein, all capitalized terms defined in the Securities Purchase Agreement shall have the same meanings herein as thereon. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

Agreement. See preamble.

Board means the Board of Directors of the Company.

Charter means the Company's Certificate of Incorporation, as amended and in effect.

Common Stock means (a) the Company’s Common Stock, $0.01 par value per share, and (b) any shares of any other class of capital stock of the Company hereafter issued which are (i) not preferred as to dividends or assets over any class of stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

Company. See preamble.

Demand Registration. See Section 4.1(a)(i).

Excluded Registrations. See Section 4.2(a)(i).

Form S-1. See Section 4.1(b)(i).

Holder means any registered holder of Investor Securities.

Indemnified Party. See Section 4.7(c)

Indemnifying Party. See Section 4.7(c).

Initial Investor.  See preamble.

Investor means any Initial Investor for so long as such Person holds Investor Securities and any other Person to whom Investor Securities are transferred for so long as such Person holds any Investor Securities.

Investor Securities means (a) the Original Warrants to purchase shares of Common Stock issued to the Investors pursuant to the Securities Purchase Agreement, and all Warrants subsequently issued upon transfer of such Warrants in accordance with their terms, (b) all shares of Common Stock issued or issuable upon exercise of such Warrants, and (c) all shares of the Company's capital stock issued with respect to such securities by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Investor Securities will continue to be Investor Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Investor Securities hereunder, provided that shares of Investor Securities will cease to be Investor Securities when transferred (i) to the Company, or (ii) pursuant to a Public Sale.

Lock-up Period. See Section 4.3(a).

Manager means any officer, employee or director of the Company or any of its Subsidiaries.

Material Transaction means any material transaction in which the Company or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation or any other transactions that would require disclosure pursuant to the Exchange Act, and with respect to which the Company's board of directors has reasonably determined that compliance with this Agreement may be expected to either materially interfere with the Company's ability to consummate such transaction or require the Company to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed.

Original Warrants. See recitals.

Piggyback Registration. See Section 4.2(a)(i).

Prospectus means the prospectus included in any Registration Statement, as amended or supplemented by any Prospectus supplement with respect to the terms of the offering of any portion of the Investor Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

Public Sale means any sale of Common Stock or Warrants to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act.

registered and registration means a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement.

Registration Expenses. See Section 4.6(a).

Registration Statement means any registration statement of the Company which covers any of the Investor Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

Rights Agreement means the Rights Agreement between the Company and Continental Stock Transfer & Trust Company, dated as of April 8, 1998, and amended and restated as of January 22, 1999, as amended and in effect from time to time, and any successor agreement providing similar rights to the holders of Common Stock.

Rule 144. See Section 4.9.

Securities Purchase Agreement. See recitals.

Stockholders means, collectively, the Investor and the Other Stockholders.

Stock Options means any option to purchase Common Stock of the Company outstanding on the date hereof or issuable under any stock option plan of the Company in effect as of the date hereof, as more fully set forth on Schedule 5.19 to the Securities Purchase Agreement.

Underwriters’ Maximum Number means, for any Piggyback Registration, Demand Registration or other registration which is an underwritten registration, that number of securities to which such registration should, in the opinion of the managing underwriters of such registration in the light of marketing factors, be limited.

Warrants means the warrants for the purchase of shares of Common Stock issued pursuant to the Securities Purchase Agreement, including the Original Warrants and any warrants issued upon transfer of such warrants in accordance with their terms.

Warrant Shares means shares of the Company’s Common Stock issued upon exercise of the Warrants.

2.  LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

THESE SECURITIES HAVE THE BENEFITS OF AN INVESTORS’ RIGHTS AGREEMENT DATED AS OF APRIL 17, 2007, A COPY OF WHICH IS ON FILE IN THE ISSUER’S OFFICES. THE INVESTORS’ RIGHTS AGREEMENT CONTAINS, AMONG OTHER THINGS, REGISTRATION RIGHTS IN FAVOR OF THE HOLDER OF THESE SECURITIES.

3.  PRE-EMPTIVE RIGHTS.

3.1.  Pre-Emptive Rights. If the Company authorizes the issuance and sale of any class or series of capital stock or any securities convertible into or containing options or rights to acquire any shares of any class or series of capital stock (other than (i) as a dividend payable in shares of Common Stock on outstanding shares of Common Stock, (ii) the Warrants and the Stock Options and the issuance of Common Stock pursuant thereto, and (iii) so long as the Company has complied with and is in compliance with Section 5(f) of the Warrants, the Rights (as defined in the Rights Agreement) and shares of the Company’s Series A Preferred Stock issuable upon exercise of the Rights, pursuant to and in accordance with the terms and provisions of the Rights Agreement), the Company will first offer to sell to each Investor a pro rata portion of such securities equal to the percentage determined by dividing (a) the number of shares of Common Stock held by such Investor, assuming exercise in full of all other Warrants, Stock Options or other securities exercisable for or convertible to shares of Common Stock then held by such Investor, by (b) the number of shares of Common Stock then outstanding, assuming exercise in full of all other Warrants, Stock Options or other securities exercisable for or convertible to shares of Common Stock then outstanding. Each Investor will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Person.

3.2.  Stockholders’ Exercise of Right. Each Investor entitled to purchase securities under this Section 3 must exercise such Investor’s purchase rights hereunder within fifteen (15) days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, and such Investor’s percentage allotment.

3.3.  Company’s Exercise of Right. Upon the expiration of the offering period described above, the Company will be free to sell such stock or securities which the Investors entitled to purchase such stock or securities have not elected to purchase during the 180 days following such expiration on terms and conditions no more favorable to the purchasers thereof, in the aggregate, than those offered to such Investors. Any such stock or securities offered or sold by the Company after such 180-day period must be re-offered to the Investors entitled to purchase such stock or securities pursuant to the terms of this Section 3.

4.  REGISTRATION RIGHTS.

4.1.  Demand Registration.

(a) Request for Demand Registration.

(i) Subject to the limitations contained in this Section 4, any Holder who holds, or any group of Holders who collectively hold, a majority of all Investor Securities may, pursuant to this subparagraph (i), at any time and from time to time, make a written request to the Company for the registration by the Company under the Securities Act of all or any part of the Investor Securities of such Holders (such registration being herein called a "Demand Registration"); provided, however, that the aggregate offering price of the Investor Securities to be registered exceeds $500,000. Within ten (10) days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all non-requesting Holders of Investor Securities.

(ii) Subject to the limitations contained in this Section 4, after the receipt of such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Investor Securities with respect to which the Company shall receive from the Holders thereof, within thirty (30) days after the date on which the Company shall have given to all such Holders a written notice of registration request pursuant to Section 4.1(a)(i) hereof, the written requests of such Holders for inclusion in such Demand Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Investor Securities. All written requests made by Holders of Investor Securities pursuant to this subparagraph (ii) will specify the number of shares of Investor Securities to be registered.

(b) Limitations on Demand Registration.

(i) The Holders of Investor Securities will not be entitled to require the Company to effect (A) more than one (1) Demand Registration of the Warrants, (B) more than one (1) Demand Registration on Form S-1 (or any other comparable form adopted by the Commission) (“Form S-1”) during any twelve-month period, and more than two (2) Demand Registrations on Form S-1 at any time, (C) more than three (3) “short form” Demand Registrations on Form S-2 or Form S-3 (or other comparable “short form” adopted by the Commission); or (D) more than (1) Demand Registration during any thirteen-month period.

(ii) Any registration initiated by Holders of Investor Securities as a Demand Registration pursuant to Section 4.1(a) hereof shall not count as a Demand Registration for purposes of Section 4.1(b)(i) hereof (A) unless and until such registration shall have become effective and shall have been kept effective for the period required pursuant to Section 4.4(b) or (B) if Holders of a majority of the Investor Securities initially requested to be registered pursuant to such Demand Registration withdraw their request for a Demand Registration at any time because (1) such Holders reasonably believed that the Registration Statement or Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, (2) such Holders notified the Company of such fact and requested the Company correct such alleged misstatement or omission and (3) the Company has refused to correct such alleged misstatement or omission.

(iii) The Company shall not be obligated or required to effect the Demand Registration of any Investor Securities pursuant to Section 4.1(a) hereof during the period commencing on the date falling thirty (30) days prior to the Company's estimated date of filing of, and ending on the date one hundred eighty (180) days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders of Investor Securities for such Demand Registration pursuant to Section 4.1(a)(i) hereof shall have been received by the Company after the Company shall have given to all Holders of Investor Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith to cause any such Registration Statement to be filed and to become effective as expeditiously as shall be reasonably possible. All Holders agree to maintain the confidentiality of any notice stating that the Company is commencing an underwritten registration except that Holders may disclose such information on a confidential basis to their legal counsel and other advisors to the extent necessary to exercise their rights under this Agreement.

(iv) Anything contained herein to the contrary notwithstanding, the Company may delay the filing or effectiveness of any Registration Statement under this Section 4 for a period of up to one hundred twenty (120) days after the date of a request for registration pursuant to this Section 4 if a Material Transaction exists at the time of such request.

(c) Priority on Demand Registrations. If the managing underwriters in any underwritten Demand Registration shall give written advice to the Company and the Holders of Investor Securities to be included in such registration of an Underwriters' Maximum Number, then: (i) the Company will be obligated and required to include in such registration that number of Investor Securities requested by the Holders thereof to be included in such registration which does not exceed the Underwriters' Maximum Number, and such number of Investor Securities shall be allocated pro rata based on the number of Investor Securities requested by such Holders to be included in such registration; (ii) if the Underwriters' Maximum Number exceeds the number of Investor Securities requested by the Holders thereof to be included in such registration, then the Company will be entitled to include in such registration that number of securities which shall have been requested by the Company be included in such registration for the account of the Company and which shall not be greater than such excess; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Investor Securities which the Company shall be required to include in such Demand Registration and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which Persons (other than the Holders of Investor Securities as such) shall have requested be included in such registration and which shall not be greater than such excess. The Company shall not be entitled to include any securities in any underwritten Demand Registration unless the Company shall have agreed in writing to sell such securities on the same terms and conditions as shall apply to the Investor Securities to be included in such Demand Registration.

(d) Selection of Underwriters. The Holders of a majority of Investor Securities to be included in any Demand Registration shall determine whether or not such Demand Registration shall be underwritten and shall select the investment banker(s) and managing underwriter(s) to administer such offering, subject to the approval of the Company, not to be unreasonably withheld.

4.2.  Piggyback Registrations.

(a) Rights to Piggyback.

(i) If (and on each occasion that) the Company proposes to register any of its equity securities under the Securities Act (other than (A) a Demand Registration pursuant to Section 4.1(a)(i) hereof, which shall be governed by Section 4.1(a)(i) hereof and not this Section 4.2, (B) the registration of an offer, sale or other disposition of securities to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan, (C) pursuant to a registration statement on Form S-4 or any similar form, (D) in connection with a registration the primary purpose of which is to register debt securities, including convertible debt securities, or (E) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule (collectively, “Excluded Registrations”)), either for the Company's own account or for the account of any of its stockholders and the registration form to be used may also be used for the registration of Investor Securities (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a "Piggyback Registration"), the Company will give written notice to all Holders of Investor Securities of such proposal not later than the earlier to occur of (A) the tenth day following the receipt by the Company of notice of exercise of any registration rights by any Persons, and (B) the thirtieth day prior to the anticipated filing date of such Piggyback Registration. The Company shall have the right to terminate or withdraw any registrations initiated by it under this Section 4.2(a)(i), whether or not any Holder has elected to include any Investor Securities in such registration.

(ii) Subject to the provisions contained in paragraph (b) of this Section 4.2 and in the last sentence of this subparagraph (ii), (A) the Company will be obligated and required to include in each Piggyback Registration all Warrant Shares with respect to which the Company shall receive from Holders of Warrant Shares, within fifteen (15) days after the date on which the Company shall have given written notice of such Piggyback Registration to all Holders of Investor Securities pursuant to Section 4.2(a)(i) hereof, the written requests of such Holders for inclusion in such Piggyback Registration, and (B) subject to the Company’s unconditional right described in the last sentence of Section 4.2(a)(i) to terminate any registration initiated by it, the Company will use its best efforts in good faith to effect promptly the registration of all such Warrant Shares. The Holders of Warrant Shares shall be permitted to withdraw all or any part of their Warrant Shares from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Holders of Investor Securities shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Holders would be obligated to sell such securities in such Piggyback Registration.

(b) Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing underwriters shall give written advice to the Company of an Underwriters' Maximum Number, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters' Maximum Number; (ii) if the Underwriters' Maximum Number exceeds the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company will be obligated and required to include in such registration that number of Investor Securities requested by the Holders thereof to be included in such registration and which does not exceed such excess and such Investor Securities shall be allocated pro rata among the Holders thereof on the basis of the number of Investor Securities requested to be included therein by each such Holder; and (iii) if the Underwriters' Maximum Number exceeds the sum of the number of Investor Securities which the Company shall be required to include in such registration pursuant to clause (ii) and the number of securities which the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities which other Persons shall have requested be included in such registration and which shall not be greater than such excess.

(c) Selection of Underwriters. In any Piggyback Registration, the Company shall (unless the Company shall otherwise agree) have the right to select the investment bankers and managing underwriters in such registration.

4.3.  Lock-up Agreements.

(a) Restrictions on Public Sale by Holders of Investor Securities. Each Holder of Investor Securities, if the Company or the managing underwriters so request in connection with any underwritten registration of the Company's securities, will not, except in connection with such underwritten registration, without the prior written consent of the Company or such underwriters, effect any Public Sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the period beginning on the date of such request from the Company or the managing underwriters, and ending on the 180th day after the effective date of the applicable registration statement (the “Lock-Up Period”), or, if required by the managing underwriters, such longer period of time as is necessary to enable such underwriters to issue a research report or make a public appearance that relates to an earnings release or announcement by the Company within eighteen (18) days before or after the last day of the Lock-Up Period, but in any event not to exceed two hundred ten (210) days following the effective date of the registration statement relating to such offering, and upon request by the managing underwriters will execute a lock-up agreement to that effect.

(b) Restrictions on Public Sale by the Company. If the managing underwriters so request in connection with any underwritten registration of the Company’s securities, the Company will not effect any Public Sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period commencing on the seventh day prior to, and ending on the ninetieth day following, the effective date of any underwritten Demand Registration or Piggyback Registration, except (i) in connection with any such underwritten registration and (ii) for Excluded Registrations.

4.4.  Registration Procedures. Whenever the Holders of Investor Securities have requested that any Investor Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Investor Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a) prepare and file with the Commission a Registration Statement with respect to such Investor Securities and use its best efforts to cause such Registration Statement to become effective (provided, that at least five (5) days before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by the Holders of Investor Securities covered by such Registration Statement, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, including documents incorporated by reference, to which the Holders of a majority of the Investor Securities covered by such Registration Statement shall reasonably object), provided, however, that nothing herein shall prevent or limit the Company’s ability to timely file any required reports with the Commission;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the earlier of (i) the date on which all securities covered by such Registration Statement have been disposed of and (ii) the six (6) month anniversary of the effective date of such Registration Statement, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such effective period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement and cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act;

(c) upon request, furnish to each seller of Investor Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus and each Prospectus filed under Rule 424 of the Securities Act) and such other documents as each such seller may reasonably request in order to facilitate the disposition of the Investor Securities owned by each such seller (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by such seller in connection with the offering and sale of the Investor Securities covered by the Prospectus or any amendment or supplement thereto);

(d) use its best efforts to register or qualify such Investor Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests, use its best efforts to keep each such registration or qualification effective, including through new filings, amendments or renewals, during the period such Registration Statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Investor Securities owned by such seller; provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any such jurisdiction;

(e) notify each seller of such Investor Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare (and, when completed, give notice to each seller of Investor Securities) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Investor Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, each seller of such Investor Securities will not offer or sell such Investor Securities pursuant to the Prospectus until the Company has notified such seller that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such seller;

(f) cause all such Investor Securities to be listed, prior to the date of the first sale of such Investor Securities pursuant to such registration, on each securities exchange, if any, on which the same class of securities issued by the Company are then listed and, if not so listed, to be listed on an inter-dealer quotation system;

(g) provide a transfer agent and registrar for all such Investor Securities not later than the effective date of such Registration Statement;

(h) enter into all such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Holders of a majority of the Investor Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Investor Securities (including, without limitation, effecting a stock split or a combination of shares);

(i) make available for inspection on a confidential basis by any seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such seller or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(j) permit any Holder of Investor Securities which Holder, in the reasonable judgment of the Company, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 4.7(b) hereof;

(k) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Investor Securities included in such Registration Statement for sale in any jurisdiction, the Company will use all commercially reasonable efforts promptly to obtain the withdrawal of such order;

(l) if requested by the managing underwriter or underwriters or any Holder of Investor Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such Holder reasonably requests to be included therein, and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

(m) cooperate with the Holders of Investor Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Investor Securities to be sold under such registration, and enable such Investor Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Holders may request;

(n) use its best efforts to cause the Investor Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Investor Securities;

(o) use all commercially reasonable efforts to obtain:

(i) at the time of effectiveness of each registration, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a majority of the Investor Securities covered by such registration and the underwriters reasonably request; and

(ii) at the time of any underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Investor Securities covered by such Registration Statement and the underwriters reasonably request;

(p) use all commercially reasonable efforts to obtain, at the time of effectiveness of each Demand Registration or Piggyback Registration and at the time of any sale pursuant to each registration, an opinion of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters; and

(q) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

4.5.  Cooperation by Prospective Sellers, Etc.

(a) Each prospective seller of Investor Securities will furnish to the Company in writing such information as the Company may reasonably require from such seller, and otherwise reasonably cooperate with the Company in connection with any Registration Statement with respect to such Investor Securities. In addition, each such prospective seller will immediately notify the Company, at any time when a Prospectus relating to the registration of such Investor Securities is required to be delivered under the Securities Act, upon such prospective seller’s knowledge of the happening of any event as a result of which information previously furnished in writing by such prospective seller specifically for inclusion in such Prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(b) The failure of any prospective seller of Investor Securities to furnish any information or documents in accordance with any provision contained in this Agreement shall not affect the obligations of the Company under this Agreement to any remaining sellers who furnish such information and documents unless in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the Registration Statement or the underlying offering.

(c) The Holders of Investor Securities included in any Registration Statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update such Registration Statement or Prospectus; but the obligations of the Company with respect to maintaining any Registration Statement current and effective shall be extended by a period of days equal to the period such suspension is in effect.

(d) At the end of any period during which the Company is obligated to keep any Registration Statement current and effective as provided by Section 4.4 hereof (and any extensions thereof required by the preceding paragraph (c) of this Section 4.5), the Holders of Investor Securities included in such Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

4.6.  Registration Expenses.

(a) All costs and expenses incurred or sustained in connection with or arising out of each registration pursuant to Sections 4.1 and 4.2 hereof, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with the blue sky qualification of Investor Securities), printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel representing the Holders of Investor Securities, such counsel to be selected by the Holders of a majority of the Investor Securities to be included in such registration, fees and disbursements of all independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration), fees and disbursements of underwriters customarily paid by issuers and sellers of securities (but excluding discounts and commissions), the reasonable fees and expenses of any special experts retained by the Company of its own initiative or at the request of the managing underwriters in connection with such registration, and fees and expenses of all (if any) other Persons retained by the Company (all such costs and expenses being herein called, collectively, the "Registration Expenses"), will be borne and paid by the Company. The Company will, in any case, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities of the Company are then listed.

(b) The Company will not bear the cost of nor pay for any stock transfer taxes imposed in respect of the transfer of any Investor Securities to any purchaser thereof by any Holder of Investor Securities in connection with any registration of Investor Securities pursuant to this Agreement.

(c) To the extent that Registration Expenses incident to any registration are, under the terms of this Agreement, not required to be paid by the Company, each Holder of Investor Securities included in such registration will pay all Registration Expenses that are clearly solely attributable to the registration of such Holder's Investor Securities so included in such registration, and all other Registration Expenses not so attributable to one Holder will be borne and paid by all sellers of securities included in such registration in proportion to the number of securities so included by each such seller.

4.7.  Indemnification.

(a) Indemnification by the Company. The Company will indemnify each Holder requesting or joining in a registration and each underwriter of the securities so registered, the officers, directors and partners of each such Person and each Person who controls any thereof (within the meaning of the Securities Act) against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, underwriter, officer, director, partner and controlling person for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder, underwriter, officer, director, partner or controlling person and stated to be specifically for use in such Prospectus, offering circular or other document.

(b) Indemnification by Each Holder. Each Holder requesting or joining in a registration will indemnify each underwriter of the securities so registered, the Company and its officers and directors and each Person, if any, who controls any thereof (within the meaning of the Securities Act) and their respective successors in title and assigns, and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any and all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of any material fact contained in any Prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related Registration Statement, notification or the like) or any omission (or alleged omission) to state therein any material fact required to be stated therein or necessary to make the statement therein not misleading, and such Holder will reimburse each underwriter, the Company and each other Person indemnified pursuant to this paragraph (b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon written information furnished to such underwriter or the Company in an instrument duly executed by such Holder and stated to be specifically for use in such Prospectus, offering circular or other document (or related Registration Statement, notification or the like) or any amendment or supplement thereto; and, provided further, that each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Investor Securities sold by such Holder in such registration.

(c) Limitation on Indemnification. The foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any claims or damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a Prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of Prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the Commission pursuant to Rule 424(b) under the Securities Act, such indemnity agreement shall not inure to the benefit of any person if a copy of such correcting Prospectus was furnished to the indemnified party and such indemnified party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of such correcting Prospectus to the person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

(d) Indemnification Proceedings. Each party entitled to indemnification pursuant to this Section 4.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification pursuant to this Section 4.7 (the "Indemnifying Party") promptly after such Indemnified Party acquires actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably acceptable to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; and provided, further, that the failure by any Indemnified Party to give notice as provided in this paragraph (d) shall not relieve the Indemnifying Party of its obligations under this Section 4.7 except to the extent that the failure results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The reimbursement required by this Section 4.7 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

4.8.  Contribution in Lieu of Indemnification. If the indemnification provided for in Section 4.7 hereof is unavailable to a party that would have been an Indemnified Party under such Section in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each party that would have been an Indemnifying Party thereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder of Investor Securities agree that it would not be just and equitable if contribution pursuant to this Section 4.8 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.8. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 4.8 shall include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding any provision of this Section 4.8 to the contrary, (a) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and (b) each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Investor Securities sold by such Holder in such registration.

4.9.  Rule 144 Requirements; Form S-3. The Company will make its best efforts in good faith (a) to take all steps necessary to ensure that the Company will be eligible to register securities on Form S-2, S-3 (or any comparable form adopted by the Commission) as soon thereafter as possible, and (b) to make publicly available and available to the Holders of Investor Securities, pursuant to Rule 144 of the Commission under the Securities Act, or a comparable or successor rule (“Rule 144”), such information as shall be necessary to enable the Holders of Investor Securities to make sales of Investor Securities pursuant to Rule 144. The Company will furnish to any Holder of Investor Securities, upon request made by such Holder at any time after the undertaking of the Company in the preceding sentence shall have first become effective, a written statement signed by the Company, addressed to such Holder, describing briefly the action the Company has taken or proposes to take to comply with the current public information requirements of Rule 144. The Company will, at the request of any Holder of Investor Securities, upon receipt from such Holder of a certificate certifying (i) that such Holder has held such Investor Securities for the applicable holding period under Rule 144 with respect to such Holder’s possession of such Investor Securities, as in effect on the date of such certificate, (ii) that such Holder has not been an affiliate (as defined in Rule 144) of the Company for more than the ninety (90) preceding days, and (iii) as to such other matters as may be appropriate in accordance with such Rule, remove from the stock certificates representing such Investor Securities that portion of any restrictive legend which relates to the registration provisions of the Securities Act.

4.10.  Participation in Underwritten Registrations. No Person may participate in any underwritten registration pursuant to this Agreement unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled, under the provisions hereof, to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, lock-up agreements (to the extent the terms and provisions thereof are consistent with Section 4.3 hereof), underwriting agreements and other documents reasonably required by the terms of such underwriting arrangements. Any Holder of Investor Securities to be included in any underwritten registration shall be entitled at any time to withdraw such Investor Securities from such registration prior to its effective date in the event that such Holder shall disapprove of any of the terms of the related underwriting agreement.

4.11.  Termination of Registration Rights. The right of any Holder to request registration or inclusion of Investor Securities in any registration pursuant to Section 4.1 or Section 4.2 shall terminate when all of such Holder’s Investor Securities could be sold without restriction under Rule 144(k) under the Securities Act, or any comparable or successor rule.

4.12.  Delay of Registration; Furnishing Information. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

5.  SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

6.  ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, in the Securities Purchase Agreement, the Warrants and the Charter, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

7.  SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Investors and their respective successors and permitted assigns.

8.  COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement. Any such counterpart may be executed by facsimile signature or by email with scan or attachment signature with only verbal confirmation, and when so executed and delivered shall be deemed an original and such counterpart(s) together shall constitute only one original.

9.  REMEDIES. The Investors will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages is not an adequate remedy for any breach of the provisions of this Agreement and that any Investor shall have the remedy of specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

10.  NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by facsimile, electronic mail, overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient (a) if to any Investor (other than an Initial Investor), at the address listed for such Investor in the stock records of the Company, (b) if to any Initial Investor, at the address listed for such Initial Investor in the Securities Purchase Agreement, with a copy to F. Mark Fucci, Esq., Bingham McCutchen LLP, One State Street, Hartford, CT 06103-3178, fax: (860) 240-2800, email address: mark.fucci@bingham.com, and (c) if to the Company, at the address listed for the Company in the Securities Purchase Agreement, with a copy to Justin Bastian, Esq., Morrison & Foerster, LLP, 755 Page Mill Road, Palo Alto, CA 94304; fax (650) 494-0792; email address: jbastian@mofo.com, as each such address may be changed by at least ten (10) days’ prior written notice of such changed address to the other parties hereto. Any such notice shall be effective (i) if delivered personally, by facsimile transmission or by electronic mail, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, five (5) days after being mailed as described above. The Company agrees to make available to each Investor upon request a list of the most recent addresses available to the Company of all Investors to ensure correct delivery of all notices hereunder.

11.  AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Investors unless such modification, amendment or waiver is approved in writing by the holders of more than 50% of the total number of the then outstanding Investor Securities. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

12.  EMPLOYMENT. Nothing contained in this Agreement is intended to create for any Investor who is a Manager a right to continued employment with the Company or any of its Subsidiaries or employment in the same position or on the same terms as those currently in effect.

13.  TERMINATION. This Agreement will terminate upon the earlier of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, or (ii) the Initial Investors or their Affiliates ceasing to hold at least twenty-five percent (25%) of the Investor Securities originally issued to the Initial Investors under the Securities Purchase Agreement (calculated assuming the exercise in full of all of the Warrants).

14.  GOVERNING LAW. This Agreement and the obligations of the parties hereunder shall be deemed to be a contract under seal and shall for all purposes be governed by and construed in accordance with the internal laws (and not the choice-of-law rules) of the State of New York, without reference to principles of conflicts of law.

15.  DESCRIPTIVE HEADINGS; TERMS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. Defined terms will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement.

16.  CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

[Balance of Page Intentionally Left Blank]

Investor Rights Agreement/pa-1147621 v1

IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement on the day and year first above written.

THE COMPANY:

AEROCENTURY CORP.

By: __________________________
       Name:
       Title:

[signature page to Investors’ Rights Agreement]

THE INITIAL INVESTORS:

SATELLITE FUND II, L.P.

By: Satellite Advisors, L.L.C.
Its General Partner

By:_________________________________
Name: Simon Raykher
Title: General Counsel

SATELLITE FUND IV, L.P.

By: Satellite Advisors, L.L.C.
Its General Partner

By:_________________________________
Name: Simon Raykher
Title: General Counsel

THE APOGEE GROUP, LLC

By: Satellite Asset Management, L.P.
Its Manager

By:_________________________________
Name: Simon Raykher
Title: General Counsel

SATELLITE FUND V, LLC

By: Satellite Asset Management, L.P.
Its Manager

By:_________________________________
Name: Simon Raykher
Title: General Counsel

[signature page to Investors’ Rights Agreement]